UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2008
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)		78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.01 Entry into a Material Definitive Agreement.
Amendments to Compensation and Retirement Plans
On December 12, 2008, the Board of Directors of Tesoro Corporation approved amendments to certain compensation and retirement plans to, among other things, conform to the final regulations of Section 409A of the Internal Revenue Code created by the American Jobs Creation Act of 2004. The following agreements were amended and restated effective January 1, 2009:
▪	Tesoro Corporation Amended and Restated Executive Security Plan
▪	Tesoro Corporation Board of Directors Deferred Phantom Stock Plan
▪	Tesoro Corporation Board of Directors Deferred Compensation Plan
▪	Tesoro Corporation 2006 Long-Term Incentive Plan
▪	Tesoro Corporation Restoration Retirement Plan
▪	Tesoro Corporation Executive Deferred Compensation Plan
In addition to conforming and technical corrections to the plans to comply with Section 409A, the Amended and Restated Executive Security Plan and the Board of Directors Deferred Phantom Stock and Deferred Compensation Plans were amended and restated for the following:
Amended and Restated Executive Security Plan (“ESP”)
▪	Addition of an option for participants to elect a lump sum form of payment upon separation from service.
▪	Modification of the payment eligibility provisions to allow participants to be vested in the ESP after attaining age 50 with 80 points (combination of age and service at separation).
▪	Modification to the pre-retirement death benefit to eliminate the three-year service requirement and to provide consistency with the plan’s disability benefit.
Board of Directors Deferred Phantom Stock and Deferred Compensation Plans
▪	Addition of an option for participants to elect a lump sum form of payment for their deferred retainer and committee fees.
Amendment to Employment Agreement
Effective December 12, 2008, the Board of Directors approved the Third Amendment to the Amended and Restated Employment Agreement between Tesoro Corporation and Bruce A. Smith, President and Chief Executive Officer. This amendment includes Mr. Smith in the ESP. In addition, the amendment conforms the agreement to the final regulations of Section 409A.
The above amendments are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Tesoro Corporation Amended and Restated Executive Security Plan effective January 1, 2009.

10.2	Tesoro Corporation Board of Directors Deferred Phantom Stock Plan effective January 1, 2009.

10.3	Tesoro Corporation Board of Directors Deferred Compensation Plan effective January 1, 2009.

10.4	Tesoro Corporation 2006 Long-Term Incentive Plan effective January 1, 2009.

10.5	Tesoro Corporation Restoration Retirement Plan effective January 1, 2009.

10.6	Tesoro Corporation Executive Deferred Compensation Plan effective January 1, 2009.

10.7	Third Amendment to the Amended and Restated Employment Agreement between Tesoro and Bruce A. Smith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 18, 2008

TESORO CORPORATION
By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

10.1	Tesoro Corporation Amended and Restated Executive Security Plan effective January 1, 2009.

10.2	Tesoro Corporation Board of Directors Deferred Phantom Stock Plan effective January 1, 2009.

10.3	Tesoro Corporation Board of Directors Deferred Compensation Plan effective January 1, 2009.

10.4	Tesoro Corporation 2006 Long-Term Incentive Plan effective January 1, 2009.

10.5	Tesoro Corporation Restoration Retirement Plan effective January 1, 2009.

10.6	Tesoro Corporation Executive Deferred Compensation Plan effective January 1, 2009.

10.7	Third Amendment to the Amended and Restated Employment Agreement between Tesoro and Bruce A. Smith.

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